Summary Prospectus		February 28, 2014
PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2014 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.49%

(1)	Management Fees and Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese companies, and that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index, rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Underlying Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

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PAF PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

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Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risks of Investing in Asia Pacific Companies. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

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PAF PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.53% (3rd Quarter 2009)	(26.48)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/25/07)
Return Before Taxes	2.53%	18.80%	5.26%
Return After Taxes on Distributions	1.86%	18.08%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	2.12%	15.39%	4.15%
FTSE RAFI Developed Asia Pacific ex Japan Index (reflects no deduction for fees, expenses or taxes)	3.89%	19.65%	6.18%
MSCI Pacific ex Japan Index (reflects no deduction for fees, expenses or taxes)	5.49%	18.29%	3.70%

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PAF PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Joshua Betts	Vice President and Senior Portfolio Manager of the Adviser	November 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2014
Saroj Kanuri	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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PAF PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

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